SCHEDULE TO EXHIBIT 10.18

Indemnification Agreements with Directors and Executive Officers

	Name	Date of Agreement

Directors:
	David H. Batchelder	January 25, 2002
	Michael R. D’Appolonia	March 25, 2002
	William J. Flanagan	April 19, 2002
	C. Scott Greer	March 25, 2002
	Stephen G. Hanks	January 25, 2002
	William H. Mallender	March 25, 2002
	Michael P. Monaco	March 25, 2002
	Cordell Reed	March 25, 2002
	Dennis R. Washington	January 25, 2002
	Bettina M. Whyte	March 25, 2002
	Dennis K. Williams	March 25, 2002

Officers:
	Stephen M. Johnson	January 25, 2002
	George H. Juetten	January 25, 2002
	Jerry K. Lemon	October 13, 2003
	Larry L. Myers	January 25, 2002
	Richard D. Parry	January 25, 2002
	Cynthia M. Stinger	January 25, 2002
	Craig G. Taylor	January 25, 2002
	Earl L. Ward	August 14, 2002
	Thomas H. Zarges	January 25, 2002